IMPORTANT NOTICE REGARDING CHANGE IN NAME,

INVESTMENT OBJECTIVE, INVESTMENT STRATEGY AND INVESTMENT POLICY

WISDOMTREE TRUST

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

(the “Fund”)

Supplement dated August 24, 2022

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and
Statement of Additional Information (“SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the Fund.

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved changes to the Fund’s name, investment objective, and investment strategies. These changes are scheduled to go into effect on or about October 24, 2022. The Fund’s management fee and expense ratio will not change.

	Current	New
Fund Name	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree PutWrite Strategy Fund
Investment Objective	The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Index”).	The WisdomTree PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Volos US Large Cap Target 2.5% PutWrite Index (the “Index”).
Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

Current	New

The Index tracks the value of a cash secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500 Index put options (“SPX Puts”) and investing the sale proceeds in one- and three-month Treasury bills. By selling an SPX Put, the Fund receives a premium from the option buyer, which increases the Fund’s return if the option is not exercised and expires worthless. If, however, the value of the S&P 500 Index falls below the SPX Put’s strike price, the option finishes “in-the money” and the Fund pays the buyer the difference between the strike price and the value of the S&P 500 Index. The Index’s strategy (and, accordingly, the Fund’s strategy) of selling cash-secured SPX Puts serves to partially offset a decline in the value of the S&P 500 Index to the extent of the premiums received. Further, if the value of the S&P 500 Index increases beyond the amount of premiums received, Index (and Fund) returns would not be expected to increase accordingly.

All SPX Puts are standardized options traded on the Chicago Board Options Exchange (“CBOE”). The SPX Puts in the Index are struck at-the-money (i.e., struck at or very near the S&P 500 Index value) and are sold on a monthly basis, usually the third Friday of the month (the “Roll Date”), which matches the expiration date of the SPX Puts. SPX Puts generally may only be exercised at the expiration date, which is referred to as a European style option.

The number of SPX Puts sold by the Fund varies month to month but is limited by the amount held by the Fund in Treasury bills, the value of which is expected to equal the maximum possible loss from final settlement of the SPX Puts. At each Roll Date, any settlement loss from the expiring SPX Puts is paid from the Treasury bill investments and a new batch of at the-money SPX Puts is sold. The revenue from their sale is added to the Treasury bill account.

In March quarterly cycle months (i.e., March, June, September, and December), the three-month Treasury bills are deemed to mature, and so the total cash available is reinvested at the three- month Treasury bill rate. In other months, the revenue from the sale of SPX Puts is invested separately at the one-month Treasury bill rate. The Fund expects to operate in a similar manner as the foregoing Index description in seeking to track the Index.

The Index is provided by Volos Portfolio Solutions, Inc. (“Volos” or the “Index Provider”). The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) put options on the SPDR S&P 500 ETF Trust (“SPY” or the “Underlying ETF”) (the “SPY Puts”) and a cash collateral account that accrues interest at a theoretical three-month Treasury bill rate. By selling a SPY Put, the Index receives a premium from the option buyer. The premium will increase the Index’s return if the SPY Put has decreased in price on the Roll Date (as defined in the next paragraph) relative to the premium received from writing the option. If, however, the price of the SPY Put increases compared to the price of the SPY Put when written by the Index, the buyer is paid the difference between the SPY Put price on the Roll Date and the strike price (i.e., the price at which the Underlying ETF is bought or sold). The Index’s sale of cash-secured SPY Puts serves to partially offset a decline in the price of SPY to the extent of the premiums received. However, if the price of SPY increases beyond the premiums received, Index returns would not be expected to increase accordingly. The Index’s potential return is limited to the amount of the option premiums it receives.

All SPY Puts are exchange-listed standardized options. The SPY Puts in the Index are selected to target a premium of 2.5% (i.e., the cash received from the buyer of the SPY Put is approximately 2.5% of the official daily price of SPY). At any given time, the Index references two SPY Puts with different expiration dates. The SPY Puts are closed out one week prior to expiry, either the first Friday or third Friday of each month, and newly selected SPY Puts are sold on the same day (the “Roll Date”) in a process known as “rolling”. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. When a SPY Put is closed out on the Roll Date, the Index will select a new SPY Put with a target expiration date of either the first Friday or the third Friday of the following month. Each new SPY Put will also have a strike price that is the higher of (i) the “at the money” strike price (i.e., a strike price that is closest to but greater than the current market price of SPY), or (ii) the strike price for a SPY Put that has a premium closest to 2.5%.

In seeking to track the price and yield performance of the Index, the Fund seeks to follow the strategy of the Index as described in the preceding paragraphs and as a result, expects to operate in a manner similar to, and subject to the same risks as, the Index. The number of SPY Puts sold by the Fund varies but is limited by the amount held by the Fund in Treasury bills. At each Roll Date, any settlement from the existing SPY Puts is paid from the Treasury bill investments and new SPY Puts are sold. The revenue from their sale is added to the Treasury bill account.

	Current	New
Dividend Distribution Frequency	Annual	Monthly
Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new strategies. The Fund is expected to be subject to the following additional principal risks during the transition and after the Fund’s implementation of the new investment strategies:

■  Limited Upside Return Risk. By virtue of its put option sales strategy, Fund returns will be subject to an upside limitation on returns attributable to SPY, and the Fund will not participate in gains beyond such upside limitation. In the event an investor purchases Fund shares in between Roll Dates, and the share price of SPY falls in value to a level near or below the strike price, there may be little or no ability for that investor to experience a gain on an investment in Fund shares until the next Roll Date.

 ■  Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling. To the extent the Fund’s portfolio managers are unable to roll the SPY Puts as described in the Fund’s principal investment strategy, the Fund may be unable to achieve its investment objective. In addition, because of the frequency with which the Fund expects to roll option contracts, this risk may be greater than the impact would otherwise be if the Fund experienced less portfolio turnover. The price of options contracts further from expiration may be higher, which can impact the Fund’s returns.

■  Assignment Risk. In response to a notification of an option holder’s desire to exercise the option held, the Options Clearing Corporation (“OCC”) may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, it must buy shares of SPY from the owner of the option. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the Index.

■  Equity Securities Risk. Equity securities may be more volatile than other asset classes, and their market prices may change quickly and without warning. The value of an equity security may decrease as a result of the issuer or due to general industry or market conditions unrelated to the issuer. If the value of equity securities held by SPY decrease or fluctuate, causing the price of SPY on the Roll Date to fall below the strike price of the SPY Puts sold by the Fund, the NAV of the Fund will decrease or fluctuate, respectively, as the SPY Puts increase in value to their owners.

■  Geopolitical Risk. The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Any one of these geopolitical risks could contribute to a decline in the price of SPY, which in turn could increase the price of the SPY Puts sold by the Fund, adversely affecting Fund performance.

■  Purchase and Sale Timing Risk. Although the Fund seeks to implement a strategy similar to that used by the Index, the Fund has multiple Roll Dates each month and, as a result, no matter when an investor purchases Fund shares, even on a Roll Date, the value of the investor’s investment in the Fund may not be protected against a decline in the value of SPY and may not benefit from a gain in the value of SPY. The value of the options written by the Fund is dependent on various factors, including, but not limited to, the value and implied volatility of SPY. Each of these factors may vary significantly during the period between Roll Dates and affect the Fund’s ability to achieve its investment objective between Roll Dates.

■  U.S. Treasury Bill Risk. Treasury bills may differ from other debt securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s Treasury bill holdings to decline.

	Current	New
Non- Fundamental Investment Policy

[The] Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the particular country or geographic region suggested by the Fund’s name, including certain derivatives described herein and in the Fund’s Prospectus.

No applicable policy*

* This policy is not applicable currently as the Fund does not reference a country or geographic region in its name nor does it invest in investments that are tied economically to a particular country or geographic region, and the Adviser does not anticipate that the Fund will do either in the near future. As a result, the elimination of this non-fundamental policy, with respect to the Fund, will not have any effect on the management of the Fund. Accordingly, any reference to this non-fundamental policy, with respect to the Fund, will be hereby deleted from the Fund's SAI on or about October 24, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-PUTW-0822